CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

COMMON SHARE SUBSCRIPTION AGREEMENT

TO: Bright Minds Biosciences Inc. (the "Issuer")

FROM:
 (Subscriber Name)

RE: Purchase of Shares of the Issuer at USD$21.70 per Share

THIS DOCUMENT CONTAINS A NUMBER OF FORMS REQUIRED BY SECURITIES LEGISLATION AND POLICY, SOME OF WHICH YOU MUST COMPLETE AND OTHERS NOT DEPENDING ON SEVERAL FACTORS.  PLEASE READ THE FOLLOWING GUIDE CAREFULLY AS IT WILL ASSIST YOU IN COMPLETING THIS SUBSCRIPTION AGREEMENT CORRECTLY.

ALL INVESTORS

1. Enter the number of Shares you are purchasing, the total purchase price and your name, address, telephone number and email address and sign this document on the execution page on page 19.

2. Complete the Registration and Delivery Instructions on page 20 if your Shares are to be registered or delivered differently from your name and address on page 19.

3. Complete "Information Regarding the Subscriber" appearing on page 3.

CANADIAN AND OFFSHORE INVESTORS (EXCLUDING THE UNITED STATES)

4. If you reside in Canada or an international jurisdiction (other than the United States), or you are a "U.S. Fiduciary" (as defined herein), and are an "accredited investor" as defined in National Instrument 45-106 Prospectus Exemptions or the Securities Act (Ontario) (generally a high net worth or high income investor), you must complete and sign Schedule A - "Accredited Investor Certificate" and, if you are an individual, the Appendix 2 attached to Schedule A.

5. If you are a resident in an International Jurisdiction (as defined herein) other than in the United States, please review Section 7.2 to confirm the availability of an exemption under BC Instrument 72-503 Distribution of Securities Outside British Columbia.

6. Subscribers resident in Canada, and who are not "accredited investors" but who are officers, directors, employees, family, close friends or business associates thereof, must complete and sign Schedule B - "Family, Friends and Business Associates Certifications". Those in Ontario must also complete and sign Appendix 1 attached to Schedule B and those in Saskatchewan must also complete and sign Appendix 2 to Schedule B - "Form 45-106F5 - Risk Acknowledgement".

UNITED STATES INVESTORS

7. If you are subscribing in the United States or are a "U.S. Person" (as defined in Regulation S under the U.S. Securities Act of 1933, as amended), then you must be either a U.S. Fiduciary (as defined herein) that is excluded from the definition of "U.S. Person" pursuant to Rule 902(k)(2)(i) of Regulation S or an "Accredited Investor" under U.S. law and you must complete and sign the U.S. Purchaser Certificate attached hereto as Schedule "C". If you are a U.S. Fiduciary, then you must also complete Step 4 above.

Bright Minds Biosciences Inc. is a "reporting issuer" under the securities laws of each of the provinces of Canada except for Quebec, and its common shares are registered as a class pursuant to section 12(b) of the United States Securities Exchange Act of 1934, as amended. The Issuer's common shares trade on the Canadian Securities Exchange ("CSE") and the Nasdaq Capital Market.

Please courier or email the completed forms to the Issuer's counsel McMillan LLP at the e-mail addresses, sasa.jarvis@mcmillan.ca and cecilia.wong@mcmillan.ca. Please arrange for funds to be delivered via wire transfer as set forth on the next page.

[****]

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1. Security Holdings. Prior to giving effect to the securities being subscribed for under this Subscription Agreement, the Subscriber and all persons acting jointly and in concert with the Subscriber currently own, directly or indirectly, or exercise control or direction over (provide additional detail as applicable):

☐ _________________ common shares of Bright Minds Biosciences Inc. (the "Issuer") and/or the following convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares of the Issuer:

☐ No shares of the Issuer or securities convertible into shares of the Issuer.

2.  Insider Status. The Subscriber either:

☐ Is an "Insider" of the Issuer by virtue of being:

(a)  a director or senior officer of the Issuer;

(b)  a director or senior officer of a company that is an Insider or subsidiary of the Issuer;

(c)  a person that beneficially owns or controls, directly or indirectly, voting shares of the Issuer carrying more than 10% of the voting rights attached to all the Issuer's outstanding voting shares;

(d)  the Issuer itself if it holds any of its own securities or

(e) a person designated as an insider in an order made by the British Columbia Securities Commission under Securities Act (British Columbia).

☐ Is not an Insider of the Issuer.

4.              Related Person. The Subscriber either:

☐ Is a "Related Person" of the Issuer by virtue of being:

(a) a Related Entity (as defined in CSE policies) of the Issuer;

(b) a partner, director or officer of the Issuer or Related Entity;

(c) a promoter of or person who performs Investor Relations Activities for the Issuer or Related Entity;

(d) any person that beneficially owns, either directly or indirectly, or exercises voting control or direction over at least 10% of the total voting rights attached to all voting securities of the Issuer or Related Entity; or

(e) such other person as may be designated from time to time by CSE.

☐ Is not a Related Person of the Issuer.

5 Registrant status. The Subscriber either:

☐ is a person registered or required to be registered under the Securities Act (British Columbia);

☐ is not a person registered or required to be registered under the Securities Act (British Columbia).

Re: Purchase of Common Shares Exempt from Prospectus Requirements

1. Definitions

1.1

(a) "Accredited Investor" means a Subscriber resident in Canada who is an accredited investor as defined in Section 1.1 of NI 45-106 or Section 73.3(1) the Securities Act (Ontario) if the Subscriber is a resident in Ontario;

(b) "Applicable Securities Laws" means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities, including the Exchange, having application over this Offering and the Issuer;

(c) "consultant" means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(i) is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii) provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes, (x) for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and (y) for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

(d) "Closing" means a completion of an issue and sale by the Issuer and the purchase by the Subscriber of the Shares pursuant to this Subscription Agreement on the Closing Date.  Closings may occur on one or more dates as the Issuer may determine within the requirements of the Exchange;

(e) "Closing Date" means the date of Closing of the Offering as the Issuer may determine within the requirements of the Exchange.  On the Closing Date, the Shares will be issued and the certificates, or ownership statements issued under a direct registration system or other electronic book entry system, as applicable, representing the Shares will be mailed to the Subscriber;

(f) "Employee, Executive Officer, Director and Consultant Exemptions" means the exemption from the prospectus requirements found in Section 2.24 of NI 45-106;

(g) "Exempt Amount Exemption" means the exemption from the prospectus requirements found in Section 2.10 of NI 45-106 for subscriptions made by non-individual Subscriber of CDN$150,000 paid in cash at the time of Closing and which does not require the Subscriber to be an Accredited Investor;

(h) "Exchange" means, as applicable, the Canadian Securities Exchange, operated by CNSX Markets Inc., and the Nasdaq Capital Market, operated by The Nasdaq Stock Market LLC;

(i) "Exemptions" means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

(j) "Family, Friends and Business Associates Exemptions" means the exemptions from the prospectus requirements found in Sections 2.5 - 2.6.1 of NI 45-106;

(k) "fully managed" in relation to an account, means that the Subscriber has the discretion as to the account as contemplated by Applicable Securities Laws;

(l) "International Jurisdiction" means a country other than Canada or the United States;

(m) "material" means material in relation to the Issuer and any subsidiary considered on a consolidated basis;

(n) "material change" means any change in the business, operations or capital of the Issuer that would reasonably be expected to have a significant effect on the market price or value of the Issuer's securities, or a decision to implement such change made y the board of directors of the Issuer or by senior management of the Issuer who believe that confirmation of the decision by the board of directors is probable;

(o) "material fact" means any fact that would reasonably be expected to have a significant effect on the market price or value of the Issuer's securities;

(p) "misrepresentation" means an untrue statement of material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made;

(q) "NI 45-106" means National Instrument 45-106 Prospectus Exemptions in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available online at www.bcsc.bc.ca);

(r) "Offering" means the sale by the Issuer of up to 1,612,903 Shares on the terms set forth in this Subscription Agreement for aggregate gross proceeds of up to USD$35,000,000.  The Issuer reserves the right to decrease or increase the size of the Offering at its discretion;

(s) "permitted assign" means, for a person that is an employee, executive officer, director or consultant of the Issuer or of a related entity of the Issuer,

(i) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(ii) a holding entity of the person,

(iii) an RRSP, RRIF or TFSA of the person,

(iv) a spouse of the person,

(v) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi) a holding entity of the spouse of the person, or

(vii) an RRSP, RRIF or TFSA of the spouse of the person;

(t) "person" means any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;

(u) "Portfolio Manager" means an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients;

(v) "Public Record" means information which has been publicly filed by the Issuer under Applicable Securities Laws with (a) relevant Canadian Securities Administrators on SEDAR+ (at www.sedarplus.ca), and (b) the SEC on EDGAR (at www.sec.gov);

(w) "Regulation D" means Regulation D under the U.S. Securities Act;

(x) "Regulation S" means Regulation S under the U.S. Securities Act;

(y) "Schedules" means the schedules attached hereto and forming part hereof and comprising of:

A Accredited Investor Certificate;

B Family, Friends and Business Associates Certifications;

C U.S. Purchaser Certificate; and

D Contact Information of Public Officials in each applicable Canadian jurisdiction

Regarding Indirect Collection of Personal Information.

(z) "SEC" means the United States Securities and Exchange Commission;

(aa) "Share" means a common share without par value in the capital of the Issuer;

(bb) "Subscriber" means the person or persons named as a Subscriber on the execution page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;

(cc) "Subscription Agreement" or "Agreement" means this subscription agreement between the Subscriber and the Issuer, including all Schedules incorporated by reference, as it may be amended or supplemented from time to time;

(dd) "U.S. Accredited Investor" means an "accredited investor" as defined in Rule 501(a) of Regulation D;

(ee) "U.S. Fiduciary" means a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-U.S. Person, which U.S. Fiduciary is excluded from the definition of "U.S. Person" pursuant to paragraph (k)(2)(i) of Rule 902 of Regulation S, provided that the U.S. Fiduciary is acting solely in its capacity as the holder of such accounts;

(ff) "U.S. Person" means a "U.S. person" as defined in Rule 902(k) of Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person);

(gg) "U.S. Purchaser" is (a) any U.S. Person, (b) any person purchasing the Shares on behalf of any U.S. Person or any person in the United States, (c) any person who receives or received an offer of the Shares while in the United States, or (d) any person who is or was in the United States at the time the Subscriber's buy order was made or this Agreement was executed or delivered;

(hh) "U.S. Securities Act" means the United States Securities Act of 1933, as amended; and

(ii) "United States" or "U.S." means, as the context requires, the United States of America, its territories and possessions, any state of the United States, and/or the District of Columbia.

2. Prospectus Exempt Subscription Commitment

2.1 The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth herein, that number of Shares set out above the Subscriber's name on the execution page of this Subscription Agreement at the price of USD$21.70 per Share. Subject to the terms hereof, this Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Issuer.

2.2 The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) acknowledges and agrees that the Issuer reserves the right to reject this subscription for Shares, in whole or in part, at any time prior to the Closing Date to comply with any requirements of the Canadian Securities Exchange, NASDAQ, or regulatory authority.  Upon the Issuer's acceptance of this subscription, this Subscription Agreement will constitute an agreement for the purchase by the Subscriber from the Issuer, and for the Issuer to issue and sell to the Subscriber, the number of Shares set out on the execution page hereof and on the terms and conditions set out herein.  If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Issuer representing payment for the Shares subscribed for herein will be promptly returned to the Subscriber without interest or deduction.  If this subscription is accepted only in part, a cheque representing any refund for that portion of the subscription for the Shares which is not accepted will be promptly delivered to the Subscriber by the Issuer without interest or deduction.

3. The Offering

3.1 The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that there is no minimum number of Shares that must be subscribed for under the Offering for the Offering to close and therefore the subscription amount tendered herewith may be releasable to the Issuer on the Closing Date notwithstanding the number of Shares issued pursuant to the Offering.

3.2 The Subscriber further acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that, subject to Applicable Securities Laws, the Issuer may pay a commission or finder's fee up to the maximum amount allowable by the policies of the Exchange in connection with the Subscriber's subscription for Shares hereunder.

4. Closing

4.1 Prior to Closing, the Subscriber will deliver to the offices of the Issuer aggregate subscription funds and subscription documents completed in accordance with the instructions on the face page of this Agreement, or arrange for electronic transfer of certified funds. On request by the Issuer, the Subscriber agrees to complete and deliver any other documents, questionnaires, notices and undertakings as may possibly be required by regulatory authorities, stock exchanges and Applicable Securities Laws to complete the transactions contemplated by this Agreement. Closing will occur on the Closing Date at which time certificate, or ownership statements issued under a direct registration system or other electronic book entry system, as applicable, representing the Shares will be available against payment of funds for delivery to the Subscriber as the Subscriber will instruct.

5. Privacy Legislation

5.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber's subscription. The Subscriber acknowledges and consents to the Issuer retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Issuer may be required by Applicable Securities Laws to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting. In addition to the foregoing, the Subscriber agrees and acknowledges that the Issuer may use and disclose the Subscriber's personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a) for internal use with respect to managing the relationships between and contractual obligations of the Issuer and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b) for use and disclosure to the Issuer's transfer agent and registrar;

(c) for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(d) disclosure to securities regulatory authorities (including the Exchange) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e) disclosure to a governmental or other authority (including the Exchange) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f) disclosure to professional advisers of the Issuer in connection with the performance of their professional services;

(g) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber's prior written consent;

(h) disclosure to a court determining the rights of the parties under this Subscription Agreement; and

(i) for use and disclosure as otherwise required or permitted by law.

5.2 The Subscriber further acknowledges and agrees that the Exchange collects personal information in forms submitted by the Issuer, which will include personal information regarding the Subscriber.  The Subscriber agrees that the Exchange may use and publish this information in the manner provided for in their policies which may be viewed at the Exchange website, www.theCSE.com.

5.3 The Subscriber (on its own behalf and, if applicable, on behalf of any person to whose benefit the Subscriber is subscribing) acknowledges that the Subscriber has been notified by the Issuer:

(a) of the delivery of the personal information to all applicable securities regulatory authorities or regulators;

(b) that the personal information is being collected by the securities regulatory authority or regulator under the authority granted in Applicable Securities Laws for the purposes of the administration and enforcement of Applicable Securities Laws; and

(c) of the title, business address and business telephone number of the public official in each applicable Canadian jurisdiction who can answer questions about the securities regulatory authority's indirect collection of personal information as set out in Schedule D attached hereto.

6. Subscriber's Acknowledgements - Regarding Risk, Restrictions, Independent Advice and Advancement of Subscription Proceeds to the Issuer

6.1 The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Issuer that:

(a) its decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer, and that its decision is based entirely upon its review of information about the Issuer in the Public Record;

(b) no prospectus has been filed by the Issuer with any securities commission or similar authority, in connection with the issuance of the Shares, and the issuance and the sale of the Shares is subject to such sale being exempt from the prospectus and registration requirements under Applicable Securities Laws and accordingly:

(i) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation absent such exemption; and

(iii) the Issuer is relieved from certain obligations that would otherwise apply under such legislation;

(c) the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Issuer is in no way responsible) for compliance with applicable resale restrictions;

(d) to the knowledge of the Subscriber, the sale of the Shares was not accompanied by any advertisement;

(e) the offer made by this Subscription Agreement is irrevocable (subject to the right of the Issuer to terminate this Subscription Agreement as outlined in Section 2.2 hereof) and requires acceptance by the Issuer;

(f) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Subscriber waives any requirement on the Issuer's behalf to communicate immediately its acceptance of this Subscription Agreement to the Subscriber;

(g) the Shares are speculative investments which involve a substantial degree of risk and the Subscriber may lose its entire investment in the Shares;

(h) the Subscriber is sophisticated in financial investments, has had access to and has received all such information concerning the Issuer that the Subscriber has considered necessary in connection with the Subscriber's investment decision and the Subscriber has not and will not receive an offering memorandum or similar disclosure document in connection with the Offering;

(i) the subscription proceeds will be available to the Issuer on Closing and this subscription is not conditional on the completion of any other subscription;

(j) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Shares;

(k) the Issuer may complete additional financings in the future which may have a dilutive effect on existing shareholders at such time, including the Subscriber; and

(l) the Issuer will rely on the representations and warranties made herein or otherwise provided by the Subscriber to the Issuer in completing the sale and issue of the Shares to the Subscriber.

7. Subscriber's Exemption Status

7.1 The Subscriber, by its execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Issuer (which representations, warranties and covenants will survive the Closing of the Offering) that the Subscriber is purchasing the Shares as principal for its own account, it is purchasing such Shares not for the benefit of any other person, and not with a view to the resale or distribution of the Shares and one of the following Exemptions applies to the Subscriber:

(a) Family, Friends and Business Associates Exemptions

(i) The Subscriber is a resident of a Province or Territory of Canada and is:

(A) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(B) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(C) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

(D) a close personal friend of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(E) a close business associate of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(F) a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild , close personal friend or close business associate of a founder of the Issuer,

(G) a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer,

(H) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (A) to (G), or

(I) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (A) to (G).

If the Subscriber is a resident of Saskatchewan, the Subscriber must complete and sign the Risk Acknowledgement Form 45-106F5 attached hereto as Appendix 2 to Schedule B;

(ii) The Subscriber is a resident of Ontario and the Issuer is not an investment fund, you have concurrently executed and delivered a Form 45-106F12 - Risk Acknowledgement Form for Family, Friends and Business Associates in the form attached as Appendix 1 to Schedule B and signed by all of the following:

(A) the purchaser;

(B) an executive officer of the Issuer other than the purchaser;

(C) if the purchaser is a person referred to under paragraph 7.1(a)(i)(B), the director, executive officer or control person of the Issuer or an affiliate of the Issuer who has the specified relationship with the purchaser;

(D) if the purchaser is a person referred to under paragraph 7.1(a)(i)(C), the director, executive officer or control person of the Issuer or an affiliate of the Issuer whose spouse has the specified relationship with the purchaser;

(E) if the purchaser is a person referred to under paragraph 7.1(a)(i)(D) or (i)(E), the director, executive officer or control person of the Issuer or an affiliate of the Issuer who is a close personal friend or a close business associate of the purchaser; and

(F) the founder of the Issuer, if the purchaser is a person referred to in paragraph 7.1(a)(i)(F) and (i)(G) other than the founder of the Issuer; and

(iii) you have concurrently executed and delivered a certificate in the form attached as Schedule B attached hereto.

(b) Employee, Executive Officer, Director and Consultant Exemptions

The Subscriber is:

(i) an employee, executive officer, director or consultant of the Issuer,

(ii) an employee, executive officer, director or consultant of a related entity of the Issuer, or

(iii) a permitted assign of a person referred to in paragraphs (i) or (ii)

and the Subscriber's purchase is voluntary;

(c) Minimum Amount Exemption

You are not an individual, and the aggregate acquisition cost of purchasing the Shares will not be less than CDN$150,000 paid in cash at the time of purchase, and the Subscriber has not been created or used solely to purchase or hold the Shares in reliance on this Exemption; or

(d) Accredited Investor Exemption

(i) The Subscriber is an Accredited Investor  and the Subscriber has properly completed and duly executed the Accredited Investor Certificate attached to this Subscription Agreement as Schedule A indicating the means by which the Subscriber is an Accredited Investor and confirms the truth and accuracy of all statements made by the Subscriber in such certificate; and

(ii) If you are an individual, you have concurrently executed and delivered Form 45-106F9 - Form for Individual Accredited Investors in the form attached as Appendix 2 to Schedule A hereto.

7.2 Subscriber Outside of Canada

If the Subscriber is resident in an International Jurisdiction (excluding, for greater certainty, the United States), it certifies in particular that it is not resident of the Province of British Columbia, and:

(a) the Subscriber further certifies that it qualifies for any one or more of:

(i) the Family, Friends and Business Associates Exemptions described in paragraph 7.1(a), and the Subscriber has executed and delivered the Family, Friends and Business Associates Certifications in the form attached as Schedule "B" attached hereto;

(ii) the Employee, Executive Officer, Director and Consultant Exemptions described in paragraph 7.1(b);

(iii) the Minimum Investment Amount Exemption described in paragraph 7.1(c); or

(iv) the Accredited Investor Exemption described in paragraph 7.1(d), and the Subscriber has: (A) completed and executed an Accredited Investor Certificate in the form attached as Schedule "A", and (B) if an individual, completed and executed a Form 45-106F9 - Form for Individual Accredited Investors in the form attached as Appendix 2 to Schedule "A" hereto;

(b) the Subscriber represents, warrants, acknowledges and agrees that:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(ii) there is no government or other insurance covering the Shares;

(iii) there are risks associated with the purchase of the Shares;

(iv) there are restrictions on the Subscriber's ability to resell the Shares and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Shares;

(v) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell the Shares under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(vi) the Subscriber is knowledgeable of or has been independently advised as to, the securities laws having application or jurisdiction over the Subscriber and the Offering which would apply to this Subscription Agreement;

(vii) the Subscriber is purchasing the Shares pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the International Jurisdiction and the Issuer has no filing obligations in the International Jurisdiction;

(viii) the applicable laws of the International Jurisdiction do not require the Issuer to file a prospectus, registration statement or similar document or to register the Shares, or to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(ix) the delivery of this Subscription Agreement, the acceptance by the Issuer and the issuance of the Shares to the Subscriber complies with or will comply with, as applicable, all applicable laws of the Subscriber's jurisdiction of residence or domicile and all other applicable laws and will not cause the Issuer to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws; and

(x) the Shares are being acquired for investment only and not with a view to resale and distribution within the International Jurisdiction.

7.3 Additional Representations and Acknowledgements Applicable to U.S. Purchasers.  If the Subscriber is a U.S. Purchaser, the Subscriber:

(a) represents and warrants either:

(i) the Subscriber is a discretionary or similar account (other than an estate or trust) that is excluded from the definition of "U.S. Person" pursuant to Rule 902(k)(2)(i) of Regulation S and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(ii) the Subscriber is, or is acting for the account or benefit of, a U.S. Person or a person located in the United States and is a U.S. Accredited Investor, and is acquiring the Shares for its own account or for the account or benefit of a U.S. Accredited Investor as to which it exercises sole investment discretion, to be held for investment only and not with a view to any resale, distribution or other disposition of the Shares in violation of United States securities laws or applicable state securities laws; and

IN EITHER CASE, the Subscriber has properly completed and duly executed a U.S. Purchaser Certificate attached to this Subscription Agreement as Schedule C, and confirms the truth and accuracy of all statements made by the Subscriber in such certificate.

(b) acknowledges and agrees that:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(ii) there is no government or other insurance covering the Shares;

(iii) there are risks associated with the purchase of the Shares;

(iv) there are restrictions on the Subscriber's ability to resell the Shares and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Shares; and

(v) the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell the Shares under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

7.4 Other General Representations Applicable to All Subscribers

(a) the Subscriber (and, if applicable, any beneficial purchaser for whom it is acting)  has no knowledge of a "material fact" or "material change", as those terms are defined herein, in respect of Issuer that has not been generally disclosed to the public;

(b) the Subscriber (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the execution page of this Subscription Agreement;

(c) the Subscriber is of legal age and has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of existence and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(d) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e) the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(f) in connection with the Subscriber's investment in the Shares, the Subscriber has not relied upon the Issuer for investment, legal or tax advice, and has, in all cases sought the advice of the Subscriber's own personal investment advisor, legal counsel and tax advisers or has waived its rights thereto and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Issuer, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Shares;

(g) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase the Shares;

(ii) that any person will refund the purchase price for the Shares; and

(iii) as to the future price or value of the Shares;

Not a person in the United States or a U.S. Person

(h) Unless the Subscriber completes the U.S. Purchaser Certificate included herein as Schedule C (in which case the Subscriber represents, warrants and covenants to the Issuer as to the accuracy of all matters set out therein) in connection with a purchase of the Shares made in reliance on Regulation D, the Subscriber represents and warrants that:

(i) the Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States, and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(A) the transfer or assignment of any rights or interests in the Shares;

(B) the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription Agreement; or

(C) the voting of the Shares; and

(ii) the Subscriber has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(iii) the Subscriber represents that the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(iv) the Subscriber is not a U.S. Person, and is not purchasing the Shares for the account or benefit of any U.S. Person or a person in the United States, or for offering, resale or delivery for the account or benefit of any U.S. Person or a person in the United States;

(v) the Subscriber was outside the United States at the time of execution and delivery of this Subscription Agreement within the meaning of Regulation S;

(vi) no offers to sell the Shares were made by any person to the Subscriber while the Subscriber was in the United States;

(vii) the Subscriber acknowledges that the Shares have not been registered under the U.S. Securities Act or any U.S. state securities laws, and that the Shares may not be offered or sold in the United States, or to or for the account or benefit of a U.S. Person or a person in the United States, unless an exemption from such registration requirements is available; and

(viii) the Subscriber will not engage in any directed selling efforts (as defined by Regulation S) in the United States in respect of the Shares, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States for the resale of the Shares;

Compliance with Resale Laws

(i) the Subscriber will comply with Applicable Securities Laws and, if applicable, Rule 904 of Regulation S concerning the resale of the Shares and all related restrictions (and the Issuer is not in any way responsible for such compliance) and will speak and consult with its own legal advisors with respect to such compliance;

Own Expense

(j) the Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any counsel or other advisors retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber;

Indemnity

(k) The foregoing acknowledgements are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of the Shares, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which the Issuer may suffer or incur as a result of reliance thereon.

8. The Issuer's Representations

8.1 The Issuer represents and warrants to the Subscriber that, other than as disclosed in the Company's Public Record or disclosed to the Subscriber, as of the date of this Subscription Agreement and at Closing hereunder:

(a) the Issuer is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdictions in which it is incorporated, continued or amalgamated;

(b) the Issuer has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Shares;

(c) the Issuer is the beneficial owner of (or has the right to acquire) the properties, business and assets or the interests in the properties, business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Issuer holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(d) the financial statements comprised in the Public Record accurately reflect the financial position of the Issuer as at the date thereof, and no adverse material changes in the financial position of the Issuer have taken place since the date of the Issuer's last financial statements except as filed in the Public Record; said financial statements have been prepared in conformity with international financial reporting standards, applied on a consistent basis throughout the periods involved;

(e) the creation, issuance and sale of the Shares by the Issuer does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Issuer is a party;

(f) the Issuer has full power and authority (corporate or otherwise) to issue the Shares and to perform its obligations hereunder and the Shares will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and will have been issued in compliance with all Applicable Securities Laws and will not have been issued in violation of or subject to any pre-emptive or similar right that entitles any person to acquire any Shares or any other security convertible, exercisable or exchangeable for any such Shares or to require the Issuer to purchase, redeem or otherwise acquire any of the issued or outstanding Shares and the Issuer will reserve sufficient Shares in the treasury of the Issuer to enable it to issue the Shares;

(g) this Subscription Agreement, at Closing, will have been duly authorized by all necessary corporate action on the part of the Issuer and, subject to acceptance by the Issuer, will constitute a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms;

(h) neither the Issuer nor any of its subsidiaries is a party to any actions, suits, proceedings, arbitration, claims, investigations, charges, complaints, inquiries or proceedings, pending or, to the Issuer's knowledge, threatened which could materially affect its business or financial condition, and to the best of the Issuer's knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Issuer or any of its subsidiaries which could materially affect its business or financial condition. Neither the Issuer nor any subsidiary, nor to the knowledge of the Issuer, any director or officer of the Issuer or any subsidiary, is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under Applicable Securities Laws relating to the Issuer or such subsidiary or a claim of breach of fiduciary duty relating to the Issuer or such subsidiary;

(i) the Issuer has filed or furnished, as applicable, on a timely basis all forms, statements, schedules, certifications, reports and other documents required to be filed or furnished by it with the SEC under the Securities Exchange Act of 1934 or the U.S. Securities Act since January 1, 2024 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC Reports"). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Subscription Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the U.S. Securities Act or the Securities Exchange Act of 1934 (as the case may be) and as of the time they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports and to the Issuer's knowledge, none of the SEC Reports are the subject of an ongoing SEC review;

(j) neither the Issuer nor, to the Issuer's knowledge, any of its affiliates has taken, directly or indirectly, any action which constitutes, or is designed to cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or to result in a violation of the Applicable Securities Laws;

(k) the operations of the Issuer and each subsidiary are and have been conducted within the last ten years in compliance with applicable financial record-keeping and reporting requirements of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the money laundering statutes of all other applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer or any subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened. None of the Issuer nor any subsidiary nor, to the knowledge of the Issuer, any officer, director or employee is or, in the past ten years, has been (A) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (i) Cuba, Iran, North Korea, Sudan, Syria, the Crimea, so-called Donetsk People's republic, and so-called Luhansk People's Republic regions of Ukraine claimed by Russia ("Sanctioned Countries"), (ii) the government of any Sanctioned Country, (iii) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (iv) any person, entity or organization made subject or target of any sanctions administered or enforced by the United States Government (including the US Department of Treasury, Office of Foreign Assets Control and the US Department of State), including the list of Specially Designated Nationals ("SDN List") of the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"), or by the United Nations Security Council, the European Union, His Majesty's Treasury-UK, or other relevant sanctions authority (collectively, "Sanctions") and the Issuer will not directly or indirectly use the proceeds received hereunder, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, Subscriber or otherwise) of U.S. sanctions administered by OFAC; (B) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States laws, rules or regulations; (C) is a person, entity or organization currently the subject of any Sanctions; or (D) located, organized or resident in any Sanctioned Country;

(l) none of the Issuer or any of its subsidiaries or, to the knowledge of the Issuer, any of their respective directors, officers or employees is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of any applicable anti-corruption law or anti-bribery statute or regulation (including, but not limited to, the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA")), the Corruption of Foreign Public Officials Act (Canada) (the "CFPOA") and the United Kingdom Bribery Act of 2010 (the "UK Bribery Act"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any person or "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of any applicable anti-corruption law and the Issuer is conducting its business in material compliance with such applicable anti-corruption laws and anti-bribery statutes and has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(m) except as would not reasonably be expected to materially affect its business or financial condition: (i) the preclinical tests and clinical trials and other studies used to support regulatory approval (collectively, "Studies") being conducted by the Issuer that are described in, or the results of which are referred to in, the SEC Reports were (and, if still pending, are being) conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures; (ii) each description of the results of such Studies is accurate and complete in all material respects and fairly presents the data derived from such Studies, and the Issuer and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports; (iii) the Issuer and its subsidiaries have made all such filings and obtained all such approvals as may be required by the FDA or from any other U.S. federal, state or local government or foreign government or Drug Regulatory Agency, or Institutional Review Board, each having jurisdiction over biopharmaceutical products (collectively, the "Regulatory Agencies") for the conduct of its business as described in the SEC Reports; (iv) neither the Issuer nor any of its subsidiaries has received any notice of, or correspondence from, any of the Regulatory Agencies requiring the termination or suspension of or imposing any clinical hold on any clinical trials that are described or referred to in the SEC Reports; and (v) the Issuer and its subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies;

(n) the Shares are listed on the CSE and the Nasdaq Capital Market, and no order ceasing or suspending trading in the securities of the Issuer nor prohibiting sale of such securities has been issued to the Issuer or its directors, officers or promoters and to the best of the Issuer's knowledge no investigations or proceedings for such purposes are pending or threatened and the Issuer has taken no action designed to, or likely to have the effect of de-listing the Shares from the CSE or the Nasdaq Capital Market; and

(o) except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued Shares or any other security convertible or exchangeable for any such Shares or to require the Issuer to purchase, redeem or otherwise acquire any of the issued or outstanding Shares.

9. Covenants of the Issuer

9.1 The Issuer hereby covenants with each Subscriber that it will:

(a) offer, sell, issue and deliver the Shares pursuant to exemptions from the prospectus and registration requirements of Applicable Securities Laws and otherwise fulfil all legal requirements required to be fulfilled by the Issuer (including without limitation, compliance with all Applicable Securities Laws in connection with the Offering;

(b) within the required time, file with the Exchange any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Offering, together with any applicable filing fees and other materials;

(c) use reasonable commercial efforts to satisfy as expeditiously as possible any conditions of the Exchange required to be satisfied in connection with the Offering; and

(d) use its reasonable commercial efforts to obtain all necessary approvals for this Offering.

9.2 The Issuer covenants to use its reasonable commercial efforts to file a Form F-3 Registration Statement (and if not eligible to use such form, a Form F-1 Registration Statement) with the SEC after the Closing Date to register the Shares for resale under the U.S. Securities Act. The Issuer covenants to use its reasonable commercial efforts to clear such resale Form F-3 (or Form F-1 if applicable) Registration Statement for effectiveness with the SEC within four months of the Closing Date.

10. No Contractual Right of Action for Rescission

10.1 The Subscriber acknowledges that it is purchasing the Shares issued hereunder pursuant to an exemption which does not require delivery to the Subscriber of an offering memorandum, that it will not receive any offering memorandum in connection with this Subscription Agreement and therefore is not entitled to contractual rights of action or rescission.

11. Resale Restrictions and Legending of Shares

11.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Issuer, the Subscriber or any proposed transferee.  Subscribers will receive a share certificate or ownership statement issued under a direct registration system or other electronic book entry system bearing the following legend imprinted thereon:

"Unless permitted under securities legislation, the holder of this security must not trade the security before [four months plus one day from the Closing Date]."

11.2 If Subscriber is, or is acting for the account or benefit of, a U.S. Person or a person in the United States, in addition to the legend set forth in paragraph above, the share certificates or ownership statements issued under a direct registration system or other electronic book entry system representing the Shares will bear a U.S. restrictive legend set forth in Schedule C hereto.

11.3 The Subscriber is aware that the Shares have not been registered under the U.S. Securities Act or the securities laws of any state and that the Shares may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states.

12. General

12.1 Time is of the essence hereof.

12.2 Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

12.3 The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

12.4 This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of British Columbia and the laws of Canada as applicable therein and the Subscriber hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

12.5 This Subscription Agreement may not be assigned by any party hereto.

12.6 Without limitation, this Subscription Agreement and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving the acceptance of the Exchange for the Offering.

12.7 The Issuer will be entitled to rely on delivery of an electronic copy of this Subscription Agreement, and acceptance by the Issuer of an electronic copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Issuer in accordance with its terms.

12.8 This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

12.9 This Subscription Agreement is deemed to be entered into on the acceptance date by Issuer, notwithstanding its actual date of execution by the Subscriber.

12.10 This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto, the completion of the issue of Shares of the Issuer and any subsequent disposition by the Subscriber of the Shares.

12.11 The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

12.12 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Subscriber, or by anyone else.  In the event that execution pages are delivered to the Issuer without this entire Agreement, the Issuer is entitled to assume that the Subscriber, and each beneficial purchaser for whom it is acting, has accepted all of the terms and conditions contained in the parts of this Subscription Agreement that are not returned, without amendment or modification.

12.13 The parties hereby confirm their express wish that this Subscription Agreement and all documents relating hereto be drawn up in English only, but without prejudice to any such documents or instruments which may from time to time be drawn up in French only or in both English and French.  Les parties aux présentes confirment leur volonté que le présent contrat de même que tous autres documents s'y rapportant soient rédigés en anglais seulement, mais sans préjudice cependant à tous tels documents qui pourront a l'occasion être rédigés en français seulement ou à la fois en français et en anglais.

12.14 Unless otherwise stated, all monetary amounts expressed herein are United States Dollars.

[Execution Page Follows]

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

Total Number of Shares Subscribed:                                                                       Shares @ USD$21.70

Total Purchase Price: USD$

Name, Address and Telephone Number of Subscriber

__________________________________________________
(Name of Subscriber - Please type or print)

__________________________________________________
(Signature and, if applicable, Office)

__________________________________________________
(Address of Subscriber)

__________________________________________________
(City, Province, Postal Code and Country)

__________________________________________________
(Telephone number)

__________________________________________________
(Email address)

If the Subscriber is signing as agent or other person, please complete below with the name, address and telephone number of the beneficial owner of the Shares purchased.  OR if the Subscriber is a corporation, please complete below with the name, address and telephone number of the beneficial owner of the Subscriber:

__________________________________________________
(Name of Subscriber - Please type or print)

__________________________________________________
(Signature and, if applicable, Office)

__________________________________________________
(Address of Subscriber)

__________________________________________________
(City, Province, Postal Code and Country)

__________________________________________________
(Telephone Number)

__________________________________________________
(Email address)

REGISTRATION AND DELIVERY INSTRUCTIONS

1. Registration - registration of the share certificate or ownership statement issued under a direct registration system statement which is to be delivered at Closing should be made as follows:  (Registration must reflect legal ownership in accordance with Subscriber's disclosure made on the execution page and must be in the form required by Subscriber's broker.)

                                                                      in trust for
 (name of registered holder) (name of beneficial holder & account reference, if applicable)

 _______________________________________________________________________________________________________________
 (address)

2. Delivery - please deliver the Share certificate or ownership statement issued under a direct registration system statement to the following street address (include contact name and contact telephone number):

 _______________________________________________________________________________________________________________
 (address)

 _______________________________________________________________________________________________________________
 (contact name) (contact telephone number)

A C C E P T A N C E

The Subscription Agreement is hereby accepted and the terms agreed to by the Issuer and the Subscriber.

DATED at Vancouver, British Columbia, the 4th day of November, 2024.

BRIGHT MINDS BIOSCIENCES INC.

Per:
Authorized Signing Officer

SCHEDULE A

ACCREDITED INVESTOR CERTIFICATE
(To be completed by Accredited Investors only)

NOTE:  THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW AND COMPLETE EACH QUESTION WHICH FOLLOWS THE APPLICABLE PORTION OF THE DEFINITION.

The undersigned (the "Subscriber") hereby confirms and certifies to Bright Minds Biosciences Inc. (the "Issuer") that the Subscriber is purchasing the Shares as principal and that the Subscriber is an "Accredited Investor" as defined in NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106, and is:

(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(a.1)	in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),

(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(b.1)	in Ontario, the Business Development Bank of Canada,

(c)

except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(c.1)

in Ontario, a subsidiary of any person or company referred to in clause (a.1) or (b.1), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)

except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

Jurisdiction(s) registered: _____________________________________

Categories of registration:

(d.1)

in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

Jurisdiction(s) registered: _____________________________________

Categories of registration:

(e)

an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

Jurisdiction(s) registered: _____________________________________

Categories of registration:

- A2 -

(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,

(f.1)

in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(i)

except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

Jurisdiction(s) registered: _____________________________________

Categories of registration:

(i.1)

in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

Jurisdiction(s) registered: _____________________________________

Categories of registration:

(j)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE A

(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE A

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000, IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE A

- A3 -

(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

Type of entity: _____________________________________________________

Jurisdiction and date of formation: _____________________________________

(n)	an investment fund that distributes or has distributed its securities only to

	(i)	a person that is or was an accredited investor at the time of the distribution,

	(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

	(iii)	a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

Jurisdiction(s) registered:________________  Registration number(s):_________________

(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered:_____________________________________________

Categories of registration:_____________________________________________

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

Registration number(s) assigned to subscriber: ___________________________________

Name of eligibility advisor or registered advisor: __________________________________

Jurisdiction(s) registered: ____________________________________________________

Categories of registration: ___________________________________________________

- A4 -

(s)

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

Jurisdiction organized: __________________ Type of entity: ________________________

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

If this is applicable, each owner of interest must complete and submit its own copy of this Accredited Investor Certificate,

Name(s) of owners of interest: ________________________________________________

Type of entity (if applicable): _________________________________________________

Categories of accredited investor: ______________________________________________

(u)

an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

Name of advisor: ____________________________________________

Jurisdiction(s) registered:______________________________________

Categories of registration:

Basis of exemption: __________________________________________

(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor,

Jurisdiction(s) recognized or designated: ________________________________________

(v.1)	in Ontario, a person or company that is recognized or designated by the Commission as an accredited investor, Jurisdiction(s) recognized or designated: ________________________________________

(w)

a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Name(s) of settlor: _________________________________________________________

Name(s) of trustees: ________________________________________________________

Categories of accredited investor: ______________________________________________

Categories of beneficiaries: ___________________________________________________

- A5 -

and for purposes hereof, words and phrases which are used in this Accredited Investor Certificate and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106.  Certain definitions that are relevant to qualifications as an "Accredited Investor" are attached hereto as Appendix I.  You must review these definitions carefully.

EXECUTED by the Subscriber at _______________________, this       day of _______________, 2024.

If a corporation, partnership or other entity:	If an Individual:

Signature of Authorized Signatory	Signature

Name and Position of Signatory	Print Name

Name of Purchasing Entity	Jurisdiction of Residence

Jurisdiction of Residence

- A6 -

APPENDIX I TO SCHEDULE A

DEFINITIONS RELEVANT TO QUALIFICATIONS AS AN ACCREDITED INVESTOR

(a) "control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold

(i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(b) "eligibility adviser" means

(i) a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii) in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a chartered professional accountant who is a member in good standing of an organization of chartered professional accountants in a jurisdiction of Canada provided that the lawyer or chartered professional accountant does not:

(A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(c) "executive officer" means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii) performing a policy-making function in respect of the issuer;

(e) "financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f) "founder" means, in respect of an issuer, a person who,

(i) acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the distribution or trade is actively involved in the business of the issuer;

(g) "fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(h) "investment fund" has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(i) "person" includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

- A7 -

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(j) "related liabilities" means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets.

(k) "spouse" means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l) "subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

Affiliated Entities and Control

1. An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2 A person (first person) is considered to control another person (second person) if

(i) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ii)  the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(iii)  the second person is a limited partnership and the general partner of the limited partnership is the first person.

For the purposes of Part 2:

2. A person (first person) is considered to control another person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of

(a) ownership of or direction over voting securities in the second person,

(b) a written agreement or indenture,

(c) being the general partner or controlling the general partner of the second person, or

(d) being a trustee of the second person.

Unless otherwise stated, all monetary references in this Schedule A are in Canadian Dollars

- A8 -

APPENDIX 2 TO SCHEDULE A

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Shares of the Issuer at USD$21.70 Per Share	Issuer: Bright Minds Biosciences Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $________.
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials
  Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

- A9 -

  Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Please contact:

Bright Minds Biosciences Inc.

19 Vestry Street

New York, NY

10013

Attention : Ian McDonald

Email: ian@brightmindsbio.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

SCHEDULE B

FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATIONS
(To be completed by Officers, Directors, Employees, Family, Close Friends
and Business Associates Only)

TO: Bright Minds Biosciences Inc.

In connection with the purchase of Shares of Bright Minds Biosciences Inc. (the "Issuer") by the undersigned Subscriber, or if applicable, the principal on whose behalf the undersigned is purchasing as agent, the Subscriber hereby represents, warrants, covenants and ratifies to the Issuer that:

1. The Subscriber is purchasing the Shares as principal for its own account;

2. It is (please initial):

___ (a) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

___ (b) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

___ (c) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

___ (d) a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

___ (e) a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, or

___ (f) a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a founder of the Issuer, or

___ (g) a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer, or

- B2 -

___ (h) a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 2(a) to 2(g) above; or

___ (i) _________ a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 2(a) to 2(g) above; or

 Please complete the following details of whose relationship is if you have checked any one of items 2(b)to 2(i) above:

_____________________________________________________________________________________________________
(insert name of applicable person)

_____________________________________________________________________________________________________
Length of Relationship

_____________________________________________________________________________________________________
Details of Relationship

_____________________________________________________________________________________________________
Prior Business Dealings, if applicable

4. The Subscriber represents and warrants that the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Shares and acknowledges that they will survive the completion of the issue of the Shares.

5. For the purposes hereof, words and phrases used in this representation letter and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106.

6. The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Shares and that this Schedule B is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Shares.

Dated: _______________________, 2024.

Print name of Subscriber

By: __________________________________________

 Signature

            __________________________________________
            Print name of Signatory

 (if different from Subscriber)

            __________________________________________
 Title

- B3 -

Appendix 1 to Schedule B

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors in Ontario

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities: Shares of the Issuer at USD$21.70 per Share	Issuer: Bright Minds Biosciences Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $________.
Liquidity risk - You may not be able to sell your investment quickly - or at all.

Lack of information - You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials

A) You are:

1. [check all applicable boxes]

[  ] a director of the issuer or an affiliate of the issuer

[  ] an executive officer of the issuer or an affiliate of the issuer

[  ] a control person of the issuer or an affiliate of the issuer

[  ] a founder of the issuer

OR

- B4 -

2. [check all applicable boxes]

[  ] a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

[  ] a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issue: ______________________________.

You are the ____________________________ of that person or that person's spouse.

C) You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

D) You are a close business associate of _________________________[Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer: _____________________.

                You have known that person for _______ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

- B5 -

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

[  ] family relationship as set out in section 3B of this form

[  ] close personal friendship as set out in section 3C of this form

[  ] close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Please contact:

Bright Minds Biosciences Inc.

19 Vestry Street

New York, NY

10013

Attention : Ian McDonald

Email: ian@brightmindsbio.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

Signature of executive officer of issuer (other than the purchaser):	Date:

Appendix 2 to Schedule B

FORM 45-106F5
(To be completed by Residents of Saskatchewan Only)

Risk Acknowledgement

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

· I am investing entirely at my own risk.

· No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

· The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.

· I will not be able to sell these securities for 4 months.

· I could lose all the money I invest.

· I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus.  I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $____________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of ____________ [state name], who is a ____________ [state title - founder, director, executive officer or control person] of ____________ [state name of issuer or its affiliate - if an affiliate state "an affiliate of the issuer" and give the issuer's name].

I acknowledge that I am purchasing based on my close relationship with ____________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

__________________________________________                      _______________________________________________

Date Signature of Purchaser

                                                                                                           _______________________________________________

 Print name of Purchaser

Sign 2 copies of this document.  Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

· the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

· the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities.  Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities.  You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Services Commission's website at www.fsc.gov.sk.ca.

[Instruction:  The purchaser must sign 2 copies of this form.  The purchaser and the issuer must each receive a signed copy.]

SCHEDULE C

U.S. PURCHASER CERTIFICATE
(To be completed by U.S. Purchasers)

A "U.S. Purchaser" is (a) any U.S. Person, (b) any person purchasing the Shares on behalf of any U.S. Person or any person in the United States, (c) any person who receives or received an offer of the Shares while in the United States, or (d) any person who is or was in the United States at the time the Subscriber's buy order was made or this Agreement was executed or delivered. Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule C is attached.  In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

1. In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule C is attached, the Subscriber covenants, represents and warrants to Bright Minds Biosciences Inc. (the "Issuer") that (please place your initials on the appropriate line(s) with respect to (a) or (b))::

Initials _______

(a) it is a discretionary or similar account (other than an estate or trust) that is excluded from the definition of "U.S. Person" pursuant to Rule 902(k)(2)(i) of Regulation S and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; OR

Initials _______	(b) it is a U.S. Accredited Investor by virtue of satisfying one or more of the categories indicated in Section 3 below.

2. If the Subscriber has initialled box 1(b) above, the Subscriber further covenants, represents and warrants to the Issuer that:

(a) it understands that the Shares have not been registered under the U.S. Securities Act or under the securities laws of any state of the United States, that the offer and sale contemplated hereby is being made in reliance on the exemption from registration provided by Rule 506(b) of Regulation D, that as such the Shares will be "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act, and the Subscriber is familiar with such rule and understands the resale limitations imposed thereby and the U.S. Securities Act;

(b) it acknowledges that it has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c) it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the securities.  The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities.  In particular, no determination has been made whether the Issuer will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code;

(d) it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(e) it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws and regulations, the certificates, or ownership statements issued under a direct registration system or other electronic book entry system, as applicable, representing the Shares, and all certificates, or ownership statements issued under a direct registration system or other electronic book entry system, as applicable, issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

- C2 -

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDNACE WITH ALL LOCAL LAWS AND REGULATIONS; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.  THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE."

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above in this Section 2(e) may be removed by providing a declaration to the registrar and transfer agent of the Issuer, as set forth in Appendix "A" attached hereto (or in such other form as the Issuer may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Issuer, the legend may be removed by delivery to the registrar and transfer agent and the Issuer of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer that such legend is no longer required under applicable requirements of the U.S. Securities Act;

(f) it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(g) it understands and acknowledges that the Issuer is not obligated to remain a "foreign issuer";

(h) if an individual, it is a resident of the state or other jurisdiction listed in its address on the execution page of the Subscription Agreement, or if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to purchase the Shares is the address listed on the execution page of the Subscription Agreement.

(i) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment;

(j) the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

(k) it is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

(l) if it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless

(i) the sale is to the Issuer;

- C3 -

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws;

(iv) the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities; or

(v) the Shares are sold pursuant to an effective resale registration statement covering the Shares;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Issuer an opinion of counsel of recognized standing or other evidence of exemption in form and substance reasonably satisfactory to the Issuer; and

(m) the funds representing the purchase price which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act"), and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber's name and other information relating to the subscription agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act.  No portion of the purchase price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

3. If the Subscriber has initialled box 1(b) above, the Subscriber further covenants, represents and warrants to the Issuer that the Subscriber is, and will as of the Closing Date be, a U.S. Accredited Investor by virtue of satisfying one or more of the following categories (please place your initials on the appropriate line(s) below):

1. Initials _______

A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; an investment adviser relying on the exemption from registering with the SEC under section 203(l) or (m) of the United States Investment Advisers Act of 1940; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; a small business investment company licensed by the United States Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; a rural business investment company as defined in section 384A of the United States Consolidated Farm and Rural Development Act; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors; or

- C4 -

2. Initials _______	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

3. Initials _______

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of US$5,000,000; or

4. Initials _______	Any director or executive officer of the Issuer (including an IRA (Individual Retirement Account) owned by such person); or

5. Initials _______

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person's spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth,

(i) the person's primary residence shall not be included as an asset;

(ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability);

(iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; and

(iv) for the purposes of calculating joint net worth of the person and that person's spouse or spousal equivalent, (A) joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and reliance by the person and that person's spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

6. Initials _______

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse or spousal equivalent in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse or spousal equivalent in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse or spousal equivalent will not remain in excess of US$300,000) for the foreseeable future; or

7. Initials _______

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

- C5 -

7A. Initials _______

A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor under Category(ies) _____________ [insert one or all of 4 [director or executive officer of the Issuer], 5 [net worth exceeds US$1,000,000], 6 [net income exceeds US$200,000 individually or US$300,000 jointly] or 10 [holder of professional certification, designation or credentials designated by the SEC]]

8. Initials _______

Any entity in which all of the equity owners is a U.S. Accredited Investor - if this category is selected, please indicate the name and category of U.S. Accredited Investor (by reference to the applicable category number herein) of each equity owner; or

Name of Equity Owner
Category of U.S. Accredited
Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

9. Initials _______

An entity, of a type not listed in Categories 1, 2, 3, 7 or 8, not formed for the specific purpose of acquiring the Securities, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 9, "investments is defined in Rule 2a51-1(b) under the United States Investment Company Act of 1940); or

10. Initials _______

A natural person (including an IRA (Individual Retirement Account) owned by such person) holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

11. Initials _______

Any "family office," as defined in rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the  Securities, and (iii) whose prospective investment is directed by a person (a "Knowledgeable Family Office Administrator") who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

- C6 -

12. Initials _______

A "family client," as defined in rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 11 above and whose prospective investment in the Issuer is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

ONLY U.S. PURCHASERS NEED TO COMPLETE AND SIGN

Dated: ____________________	Signed: ________________________________

_________________________________________ Print the name of Subscriber

_________________________________________ Print official capacity or title, if applicable

_________________________________________ Print name of individual whose signature appears above if different than the name of the Subscriber printed above.

- D7 -

APPENDIX "A" TO
U.S. PURCHASER CERTIFICATE
Form of Declaration for Removal of Legend

TO: Registrar and transfer agent for the shares of Bright Minds Biosciences Inc. (the "Issuer")

The undersigned (A) acknowledges that the sale of _________________ common shares of the Issuer to which this declaration relates, represented by certificate number _______________ or held in direct registration system (DRS) account number _______________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned (a) is not an "affiliate" of the Issuer, as that term is defined in Rule 405 under the U.S. Securities Act, or is an affiliate solely by virtue of being an officer or director of the Issuer, (b) is not a "distributor" as defined in Regulation S, and (c) is not an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, Cboe Canada (the business name of the NEO Exchange), the TSX Venture Exchange, the Canadian Securities Exchange, or any other "designated offshore securities market", and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act; (7) the undersigned shall comply with all of the terms and conditions of Rule 904 of Regulation S in connection with the sale of the securities; (8) the securities will not be deposited with the Depositary Trust Company, Cede & Co. or any successor thereto prior to sale; and (9) if the undersigned is unable to sell the securities pursuant to Rule 904 of Regulation S, the undersigned will return them, or cause them to be returned, to the Issuer's transfer agent for the re-imposition of the appropriate restrictive legends under applicable United States law.

The undersigned understands that the Issuer, its transfer agent and others are relying upon the representations contained in this Declaration. The undersigned agrees to and does hereby indemnify and hold the Issuer, its transfer agent, directors, officers, employees, agents and counsel (collectively, the "Indemnified Parties") harmless from and against any claim against any Indemnified Party as a result of or which involves the inaccuracy of any representation or the breach of any warranty or covenant made by the undersigned in this Declaration, including, without limitation, all expenses, reasonable attorneys' fees and court costs incurred as a result of any such inaccuracy of any representation or breach of any warranty or covenant.

Dated:  ____________________________

X _________________________________________________________
Signature of individual (if Seller is an individual)

X _________________________________________________________
Authorized signatory (if Seller is not an individual)

___________________________________________________________
Name of Seller (please print)

___________________________________________________________
Name of authorized signatory (please print)

___________________________________________________________
Official capacity of authorized signatory (please print)

- D8 -

Affirmation by Seller's Broker-Dealer
(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representation letter of ____________ (the "Seller") dated _____________, 20__, pursuant to which the Seller has requested that we sell, for the Seller's account, ____________________ common shares of the Issuer represented by certificate number _________________ or held in direct registration system (DRS) account number _______________ (the "Common Shares").  We have executed sales of the Common Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), on behalf of the Seller.  In that connection, we hereby represent to you as follows:

(1) no offer to sell the Common Shares was made to a person in the United States;

(2) the sale of the Common Shares was executed in, on or through the facilities of the Toronto Stock Exchange, Cboe Canada (the business name of the NEO Exchange), the TSX Venture Exchange, the Canadian Securities Exchange or another "designated offshore securities market" (as defined in Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3) no "directed selling efforts" were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned;

(4) we have done no more than execute the order or orders to sell the Common Shares as agent for the Seller and will receive no more than the usual and customary broker's commission that would be received by a person executing such transaction as agent; and

(5) we will maintain custody of the Common Shares and, if the Seller directs us to deliver out the Common Shares other than pursuant to a sale in accordance with the terms and conditions of the Seller's Declaration and Rule 904 of Regulation S, the Common Shares will first be returned to the Issuer's transfer agent for re-imposition of the appropriate restrictive legends under applicable United States law.

For purposes of these representations: "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; "directed selling efforts" means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Shares (including, but not be limited to, the solicitation of offers to purchase the Common Shares from persons in the United States); and "United States" means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Dated:  ____________________________, 2024

__________________________________________________________________
Name of Firm

By:______________________________

Title:____________________________

SCHEDULE D

CONTACT INFORMATION OF PUBLIC OFFICIALS

REGARDING INDIRECT COLLECTION OF PERSONAL INFORMATION

Alberta Securities Commission

Suite 600, 250 - 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: 403-297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: 403-297-6156

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: 604-899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: 604-899-6506

Email: FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information: Privacy Officer

The Manitoba Securities Commission

500 - 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: 204-945-2561

Toll free in Manitoba 1-800-655-5244

Facsimile: 204-945-0330

Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: 506-658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: 506-658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador

Office of the Superintendent

Department of Digital Government and Service NL

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John's, Newfoundland and Labrador A1B 4J6

Attention: Superintendent of Securities

Telephone: 709-729-2571

Facsimile: 709-729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Telephone: 867-767-9305

Facsimile: 867-873-0243

Public official contact regarding indirect collection of information: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: 902-424-7768

Facsimile: 902-424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Nunavut

Office of the Superintendent of Securities

Legal Registries Division

P.O. Box 1000, Station 570

4th Floor, Building 1106

Iqaluit, Nunavut X0A 0H0

Telephone: 867-975-6590

Facsimile: 867-975-6594

Public official contact regarding indirect collection of information: Superintendent of Securities

Ontario Securities Commission

20 Queen Street West, 22nd  Floor

Toronto, Ontario M5H 3S8

Telephone: 416-593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: 416-593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: 902-368-4569

Facsimile: 902-368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, rue de Square-Victoria, 22e étage

C.P. 246, Place Victoria

Montréal, Québec H4Z 1G3

Telephone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-873-6155 (For filing purposes only)

Facsimile: 514-864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers) ; fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Public official contact regarding indirect collection of information: Corporate Secretary

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: 306-787-5842

Facsimile: 306-787-5899

Public official contact regarding indirect collection of information: Executive Director, Securities Division

Office of the Superintendent of Securities

Government of Yukon

Department of Community Services

P.O. Box 2703, C-6

Whitehorse, Yukon Y1A 2C6

Telephone: 867-667-5466

Facsimile: 867-393-6251

Email: securities@yukon.ca

Public official contact regarding indirect collection of information: Superintendent of Securities